EXHIBIT 10.20

                      SECOND ALLONGE TO PROMISSORY NOTE TO
                   KENNETH A. CABIANCA DATED DECEMBER 31, 2005

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                        SECOND ALLONGE TO PROMISSORY NOTE

CAD$15,600                                                     DECEMBER 31, 2005
                                                WEST VANCOUVER, BRITISH COLUMBIA

         This Second Allonge is made this 31st day of December, 2005, to that certain promissory note dated January 26, 2005 (the "Original Note"), as amended by that certain allonge dated August 30, 2005 (the "First Allonge"), made by BRINX RESOURCES LTD. ("Maker") in favor of KENNETH A. CABIANCA ("Lender").

         WHEREAS, Maker executed and delivered to Lender the Original Note in the original principal amount of CAD$15,600 due and owing as of June 30, 2005;

         WHEREAS, Maker executed and delivered to Lender the First Allonge dated August 30, 2005, extending the date due and owing to December 31, 2005; and

         WHEREAS, CAD$15,600 of the principal amount of the Original Note remains unpaid as of the date hereof.

         NOW, THEREFORE, for good and valuable consideration the parties hereto agree as follows:

         (i) The Original Note and First Allonge are hereby amended by deleting all references to "June 30, 2005" and/or "December 31, 2005", respectively, and by inserting in lieu thereof "December 31, 2006."

         (ii) Except as expressly amended hereby, the Original Note and First Allonge shall remain unamended and in full force and effect.

         This Second Allonge to Promissory Note is made effective as of the 31st day of December, 2005.

"MAKER"

BRINX RESOURCES LTD.


By:
     ---------------------------------------
         Leroy Halterman, President

"LENDER"


     ---------------------------------------
     Kenneth A. Cabianca